EXHIBIT 32
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                              CERTIFICATIONS OF
             CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002
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      The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2009, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

      Each of the undersigned certifies that the foregoing Report on Form 10-Q/A fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of ALP Liquidating Trust.




                                          /s/   Gary Nickele
                                          ------------------------------
                                          Gary Nickele
                                          Chief Executive Officer




                                          /s/   Gailen J. Hull
                                          ------------------------------
                                          Gailen J. Hull
                                          Chief Financial Officer and
                                          Principal Accounting Officer